EXHIBIT 23.16

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1999 with respect to the financial statements of Internet Solutions, LLC included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-96041) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                                /s/ Ernst & Young LLP

St. Louis, Missouri
February 10, 2000